DELAWARE GROUP® INCOME FUNDS

Delaware Diversified Floating Rate Fund

Supplement to the Statutory Prospectus
dated November 27, 2015

The following replaces the information contained in the footnote in the prospectus in the section entitled “About your account — Choosing a share class — Class A — Class A sales charges”:

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the "NAV at the time of purchase" will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid. Sales charges do not apply to shares purchased through dividend reinvestment.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (“MBL”). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated April 22, 2016.